SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

JABIL CIRCUIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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JABIL CIRCUIT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on January 13, 2004

TO THE STOCKHOLDERS:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Jabil Circuit, Inc., a Delaware corporation (“Jabil”), will be held on Tuesday, January 13, 2004, at 10:00 a.m., local time, in the Sunset Ballroom at the Vinoy Country Club located at 600 Snell Isle Boulevard, St. Petersburg, Florida 33704 for the following purposes:

1. To elect eight directors to serve for the ensuing year or until their successors are duly elected and qualified;

2. To approve amendments to the Jabil Circuit, Inc. 2002 Stock Incentive Plan (the “Incentive Plan”) to (i) provide for an increase the aggregate number of shares of Jabil common stock that may be subject to future awards under the Incentive Plan as of November 14, 2003 from 1,512,705 shares to 11,512,705 shares, (ii) prohibit the repricing of outstanding stock options granted pursuant to the Incentive Plan, and (iii) require stockholder approval for certain amendments to the Incentive Plan;

3. To ratify the appointment of KPMG LLP as Jabil’s independent auditors for the fiscal year ending August 31, 2004; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Jabil’s board of directors intends to present the following eight nominees for director at the annual meeting: William D. Morean, Thomas A. Sansone, Timothy L. Main, Lawrence J. Murphy, Mel S. Lavitt, Steven A. Raymund, Frank A. Newman and Laurence S. Grafstein. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on November 14, 2003 are entitled to notice of and to vote at the Annual Meeting.

      A list of all stockholders entitled to vote at the 2003 Annual Meeting will be available for examination at the Office of General Counsel of Jabil Circuit, Inc., at 10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716, for the ten days before the meeting between 9:00 a.m. and 5:00 p.m., local time, and at the place of the Annual Meeting during the Annual Meeting.

      You have the option to receive future proxy materials electronically via the Internet. You may choose to do so by following the simple instructions contained in this mailing. Offering electronic delivery of future annual reports and proxy statements is not only cost-effective for Jabil but is also friendlier to the environment.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote your shares using one of the following methods: (1) vote through the Internet at the Web site shown on the proxy card; or (2) mark, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you elected to receive the 2003 proxy materials over the Internet, you will not receive a paper proxy card and should vote online, unless you cancel your enrollment or we discontinue the availability of our proxy materials on the Internet. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

FOR THE BOARD OF DIRECTORS OF
JABIL CIRCUIT, INC.

Robert L. Paver
General Counsel and Secretary

St. Petersburg, Florida
December 3, 2003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on January 13, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS January 13, 2004
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO THE JABIL CIRCUIT, INC. 2002 STOCK INCENTIVE PLAN
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
OTHER INFORMATION
EXECUTIVE OFFICER COMPENSATION
CERTAIN TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
OTHER MATTERS
APPENDIX A JABIL CIRCUIT, INC. 2002 STOCK INCENTIVE PLAN

      IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR VOTE THROUGH THE INTERNET.

JABIL CIRCUIT, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
January 13, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of Jabil Circuit, Inc., a Delaware corporation (“Jabil”), for use at the Annual Meeting of Stockholders to be held on Tuesday, January 13, 2004, at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held in the Sunset Ballroom at the Vinoy Country Club located at 600 Snell Isle Boulevard, St. Petersburg, Florida 33704. Jabil’s principal executive office is located at 10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716, and its telephone number at that location is (727) 577-9749.

      These Proxy solicitation materials, together with Jabil’s 2003 Annual Report to Stockholders, were mailed on or about December 3, 2003 to all stockholders entitled to vote at the Annual Meeting.

Record Date

      Stockholders of record at the close of business on November 14, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 199,850,431 shares of Jabil’s common stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of Jabil’s common stock, see “Other Information-Share Ownership by Principal Stockholders and Management.” The closing sales price of Jabil’s common stock on the New York Stock Exchange (“NYSE”) on the Record Date was $28.85 per share.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Jabil’s Secretary a written notice of revocation or a duly executed proxy bearing a later date (or voting via the Internet at a later date) or by attending the Annual Meeting and voting in person.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share of common stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

      The cost of soliciting proxies will be borne by Jabil. In addition, Jabil may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of Jabil’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Quorum; Abstentions; Broker Non-Votes

      A majority of the shares of Jabil common stock outstanding on the Record Date must be present or represented at the Annual Meeting in order to have a quorum for the transaction of business. Abstentions (votes “withheld”) and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present and voting, the eight nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Therefore, abstentions and broker non-votes will have no effect on the election of directors. The approval of Proposals 2 and 3 require the affirmative vote of a majority of the outstanding shares present or represented and entitled to vote at the Annual Meeting together with the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes can have the effect of preventing approval of Proposals 2 and 3 where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the required quorum. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted.

Voting Results

      Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting Electronically via the Internet

      For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with EquiServe Trust Company, N.A. (“EquiServe”), Jabil’s transfer agent, may vote by mailing in the proxy or on the Internet at the following address on the World Wide Web: http://www.eproxyvote.com/jbl. Specific instructions to be followed by any registered stockholder interested in voting via the Internet are set forth on the enclosed proxy card. Votes submitted via the Internet by a registered stockholder must be received by 11:59 p.m. (Eastern Standard Time) on January 12, 2004.

      For Shares Registered in the Name of a Brokerage or Bank. A number of brokerage firms and banks are participating in a program for shares held in “street name” that offers Internet voting options. This program is different from the program provided by EquiServe for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the street name program, you may have already been offered the opportunity to elect to vote using the Internet. Votes submitted via the Internet through the street name program must be received by 11:59 p.m. (Eastern Standard Time) on January 12, 2004. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

      These Internet voting procedures, which comply with Delaware law, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that stockholders’ votes have been recorded properly. Stockholders voting via the Internet through either of these voting procedures should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders. Also, please be aware that Jabil is not involved in the operation of either of these Internet voting procedures and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

      You may elect to receive future notices of meetings, proxy materials and annual reports electronically via the Internet, if then made available by Jabil. If you have previously consented to electronic delivery, your consent will remain in effect until withdrawn. If you have not yet enrolled in Jabil’s Internet delivery program, we strongly encourage you to do so as it is a cost-effective way for Jabil to send you proxy statement and annual report materials. Participation instructions are set forth on the enclosed proxy card. When next year’s proxy statement and annual report materials are available, you will be sent an e-mail telling you how to access them electronically.

      If you elect to access these materials via the Internet, you may still request paper copies by contacting your brokerage firm, bank or Jabil. Your participation in the new Internet program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders of Jabil that are intended to be presented by such stockholders at Jabil’s 2004 Annual Meeting of Stockholders must be submitted and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 and must be received by Jabil no later than August 4, 2004 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless Jabil is provided with written notice of such proposal by October 19, 2004. Any proposals must be mailed to our principal executive offices located at 10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716; Attention: Secretary.

Fiscal Year End

      Jabil’s fiscal year ends August 31.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

      A board of eight directors is to be elected at the 2003 Annual Meeting. Jabil’s Board of Directors has authorized the nomination at the Annual Meeting of the persons named herein as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Jabil’s eight nominees named below, all of whom are presently directors of Jabil. If any nominee of Jabil is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Jabil is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

      The names of Jabil’s nominees for director and certain information about them are set forth below:

Name	Age	Principal Position	Director Since

William D. Morean(1)	48	Chairman of the Board of Directors	1978
Thomas A. Sansone	54	Vice Chairman of the Board of Directors	1983
Timothy L. Main(1)	46	Chief Executive Officer, President and Director	1999
Lawrence J. Murphy	61	Director	1989
Mel S. Lavitt(2)(3)(4)	66	Director	1991
Steven A. Raymund(2)(3)(4)	48	Director	1996
Frank A. Newman(2)(3)(4)	55	Director	1998
Laurence S. Grafstein(4)	43	Director	2002

(1)	Member of the committee that administers stock option plans for non-officers and non-directors.
(2)	Member of the Compensation Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Nominating and Corporate Governance Committee.

      Except as set forth below, each of the nominees has been engaged in his principal occupation set forth below during the past five years. There are no family relationships among any of the directors and executive officers of Jabil. There are no arrangements or understandings between any of the persons nominated to be a director and any other persons pursuant to which any of such nominees was selected. One-half of the directors are “independent” as defined in the existing and recently approved listing standards of the NYSE, as well as recent and proposed statutory, regulatory and other requirements applicable to Jabil.

      William D. Morean. Mr. Morean has served as Chairman of the Board since 1988 and as a director since 1978. Mr. Morean joined Jabil in 1977 and assumed management of day-to-day operations the following year. Mr. Morean was Chief Executive Officer from 1988 to September 2000. Mr. Morean has also served as Jabil’s President and Vice President and held various operating positions with Jabil.

      Thomas A. Sansone. Mr. Sansone served as President of Jabil from 1988 to January 1999 when he became Vice Chairman of the Board. Mr. Sansone joined Jabil in 1983 as Vice President and has served as a director since that time. Prior to joining Jabil, Mr. Sansone was a practicing attorney with a specialized practice in taxation. He also served as an adjunct Professor at Detroit College of Law. He holds a B.A. from Hillsdale College, a J.D. from Detroit College of Law and an L.L.M. in taxation from New York University.

      Timothy L. Main. Mr. Main has served as Chief Executive Officer of Jabil since September 2000, as President since January 1999 and as a director since October 1999. He joined Jabil in April 1987 as a Production Control Manager, was promoted to Operations Manager in September 1987, to Project Manager in July 1989, to Vice President, Business Development in May 1991 and to Senior Vice President, Business

Development in August 1996. Prior to joining Jabil, Mr. Main was a commercial lending officer, international division for the National Bank of Detroit. Mr. Main has earned a B.S. from Michigan State University and Master of International Management from the American Graduate School of International Management (Thunderbird).

      Lawrence J. Murphy. Mr. Murphy has served as a director of Jabil since September 1989 and as an independent consultant to Jabil since September 1997. From March 1992 until September 1997, Mr. Murphy served as a director of Core Industries, a diversified conglomerate where he has held various executive level positions since 1981, including Executive Vice President and Secretary. Prior to joining Core Industries, Mr. Murphy was a practicing attorney at the law firm of Bassey, Selesko, Couzens & Murphy, P.C. and a certified public accountant with the accounting firm of Deloitte & Touche. Mr. Murphy is also currently a director of The Michigan Foundation Company, a ready-mix concrete supplier, and Baker Financial, a financial consulting services firm. He is also a member of the Executive Committee for the University of Detroit Mercy.

      Mel S. Lavitt. Mr. Lavitt has served as a director of Jabil since September 1991. Mr. Lavitt has been a Managing Director at the investment banking firm of C.E. Unterberg, Towbin (or its predecessor) since August 1992 and is currently serving as Vice Chairman and Managing Director. From June 1987 until August 1992, Mr. Lavitt was President of Lavitt Management, a business consulting firm. From 1978 until June 1987, Mr. Lavitt served as an Administrative Managing Director for the investment banking firm of L.F. Rothschild, Unterberg, Towbin, Inc. Mr. Lavitt is also a director of Captiva Corporation and St. Bernard Software.

      Steven A. Raymund. Mr. Raymund has served as a director of Jabil since January 1996. Mr. Raymund began his career at Tech Data Corporation, a distributor of personal computer products, in 1981 as Operations Manager. He became Chief Operating Officer in 1984 and was promoted to the position of Chief Executive Officer of Tech Data Corporation in 1986. Mr. Raymund also serves as Chairman of the Board of Tech Data Corporation, a position he has held since 1991.

      Frank A. Newman. Mr. Newman has served as a director of Jabil since January 1998. Mr. Newman has served as the Chairman of Medical Nutrition USA, Inc., a nutrition-medicine company, since March 2003 and its Chief Executive Officer since November 2002. From January 2001 until November 2002, Mr. Newman was a private investor and advisor to health care and pharmaceutical companies. From April 2000 until January 2001, Mr. Newman was President, Chief Executive Officer and a director of more.com, an Internet pharmaceutical company. From June 1993 to June 2000, Mr. Newman served as President, Chief Operating Officer and director, from February 1996 until June 2000 as Chief Executive Officer and from February 1997 to June 2000 as Chairman of the Board of Eckerd Corporation, a retail drug store chain. From January 1986 until May 1993, Mr. Newman was the President, Chief Executive Officer and a director of F&M Distributors, Inc., a retail drug store chain. Mr. Newman is also a director of JoAnn Stores, Inc., Medical Technology Systems, Inc. and Medical Nutrition USA, Inc.

      Laurence S. Grafstein. Mr. Grafstein has served as a director of Jabil since April 2002. Mr. Grafstein has been Managing Director and co-head of Technology, Media and Telecommunications for Lazard Freres & Co. LLC since joining the firm in 2001. He has been an investment banker since 1990. Prior to joining Lazard, Mr. Grafstein headed the telecommunications practices at the investment banks Credit Suisse First Boston and Wasserstein Perella & Co. and was a co-founder of Gramercy Communications Partners LLC. Mr. Grafstein has earned a B.A. from Harvard, an M.Phil from Oxford University and a J.D. from the University of Toronto.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

Board Meetings and Committees

      The Board of Directors of Jabil held a total of seven meetings and took action by written consent nine times during the 2003 fiscal year. All directors attended 75% or more of the aggregate number of Board meetings and committee meetings. The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a committee that administers stock option plans with respect to individuals who are neither directors nor officers of Jabil.

      Audit Committee. The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibilities relating to (1) the financial reports and other financial information provided by Jabil to the public, (2) Jabil’s systems of internal controls regarding finance and accounting established by management and the Board, and (3) Jabil’s auditing, accounting and financial reporting processes generally and is ultimately responsible for the selection, evaluation, retention and where appropriate, the replacement of Jabil’s independent auditing firm. The members of the Audit Committee are currently Messrs. Raymund, Lavitt and Newman. The Board of Directors has determined that each of Messrs. Raymund, Lavitt and Newman are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards. The Board of Directors also has determined that each of Messrs. Raymund, Lavitt and Newman is an “audit committee financial expert” for purposes of the rules adopted by the Securities and Exchange Commission (the “SEC”). During fiscal year 2003, the Audit Committee held twelve meetings.

      Compensation Committee. The Compensation Committee reviews and establishes specific compensation plans, salaries, bonuses and other benefits payable to Jabil’s executive officers and has the authority to retain outside consultants to carry out its duties. The Compensation Committee is also generally empowered to administer Jabil’s 1992 Stock Option Plan and Jabil’s 2002 Stock Incentive Plan, each with respect to all individuals. The members of the Compensation Committee are currently Messrs. Raymund, Newman and Lavitt. During fiscal year 2003, the Compensation Committee held five meetings.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors by identifying individuals qualified to become members of the Board of Directors. The Nominating and Corporate Governance Committee recommends to the Board of Directors the selection of director nominees for the annual meeting of stockholders. The Nominating and Corporate Governance Committee will consider nominees recommended by security holders which are submitted and received by Jabil at our principal executive offices located at 10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716, Attention: Secretary, no later than August 4, 2004 in accordance with the requirements described under “Deadline for Receipt of Stockholder Proposals.” The Nominating and Corporate Governance Committee also develops and recommends to the Board of Directors a set of corporate governance principles applicable to Jabil. The members of the Nominating and Corporate Governance Committee are currently Messrs. Grafstein, Lavitt, Raymund and Newman. During fiscal year 2003, he Nominating and Corporate Governance Committee held six meetings.

      Committee that administers stock option plans for non-officers and non-directors. The committee that administers stock option plans for non-officers and non-directors administers Jabil’s 1992 Stock Option Plan and Jabil’s 2002 Stock Incentive Plan with respect to individuals who are neither directors nor officers of Jabil and currently consists of Messrs. Morean and Main. During fiscal year 2003, this committee held six meetings.

CORPORATE GOVERNANCE

      Each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is independent as defined in the existing and recently approved listing standards of the NYSE, as well as recent and proposed statutory, regulatory and other requirements applicable to Jabil.

      In anticipation of existing and proposed statutory, regulatory and listing requirements applicable to Jabil, Jabil’s Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each such charter provides that the respective committee has the authority to obtain advice and independently seek assistance from outside advisors. The Audit Committee is evaluating certain potential changes to the current Audit Committee Charter in order to ensure early or timely compliance with recent and proposed statutory, regulatory, listing and other requirements applicable to Jabil and anticipates that its new charter will provide for the annual evaluation of the Audit Committee’s performance. A copy of the Audit Committee Charter was attached as Exhibit A to the Proxy Statement relating to the 2001 Annual Meeting of Stockholders.

      Jabil maintains a corporate governance page on its Web site which includes key information about its corporate governance initiatives, including the charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as well as Jabil’s Corporate Governance Guidelines. The corporate governance page can be found at http://www.jabil.com by clicking on “Investors,” then “Corporate Governance at Jabil.”

      Jabil’s policies and practices generally reflect corporate governance initiatives that are compliant with existing standards of the NYSE and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The independent members of the Board meet regularly without the presence of management;

•	The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee each operate under charters that clearly establish their respective roles and responsibilities;

•	All members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meet the appropriate tests for independence;

•	Each member of the Audit Committee is an “audit committee financial expert”;

•	The Audit Committee meets with management and the auditors to receive information concerning the design and operation of internal controls;

•	KPMG LLP, our independent auditors, report directly to the Audit Committee;

•	Jabil’s internal audit group reports periodically throughout the year directly to the Audit Committee;

•	Upon the recommendation of the Audit Committee, the Board adopted a code of ethics for the principal executive officer and senior financial officers and an ethics and integrity reporting policy to allow for confidential and anonymous reporting to the Audit Committee; and

•	The Board adopted and operates under a set of corporate governance guidelines.

Compensation of Directors

      During the 2003 fiscal year, non-employee directors received the following annual compensation, payable quarterly: $30,000 for serving as a member of the Board of Directors; $10,000 for serving as a non-chair member of the Audit Committee; $20,000 for serving as chair of the Audit Committee; $5,000 for serving as a non-chair member of the Compensation Committee or the Nominating and Corporate Governance Committee; and $10,000 for serving as the chair of Compensation Committee or the Nominating and Corporate Governance Committee. No director currently receives any additional cash compensation for attendance at Board or committee meetings. Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board and committee meetings. In addition, non-employee directors are also eligible to receive stock option grants pursuant to Jabil’s 2002 Stock Incentive Plan. See “Certain Transactions” for information regarding compensation payable to Mr. Murphy for certain consulting services.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE JABIL CIRCUIT, INC.

2002 STOCK INCENTIVE PLAN

General

      The Jabil 2002 Stock Incentive Plan (the “Incentive Plan”) was adopted by the Board of Directors in October 2001 and approved by the stockholders in January 2002. The Incentive Plan provides for the granting of both Section 422 Internal Revenue Code and non-statutory stock options, as well as restricted stock and other stock-based awards. The Incentive Plan originally had a total of 9,608,726 shares reserved for grant, including 2,608,726 shares that were transferred from the Jabil 1992 Stock Option Plan when it was terminated in October 2001. Jabil also adopted sub-plans under the Incentive Plan for its United Kingdom employees (“the CSOP Plan”) and for its French employees (“the FSOP Plan”). The CSOP Plan and FSOP Plan are tax advantaged plans for Jabil’s United Kingdom and French employees, respectively. Shares are issued under the CSOP Plan and FSOP Plan from the authorized shares under the Incentive Plan. All outstanding awards issued under the Incentive Plan vest at a rate of 12% after the first six months and 2% per month thereafter, becoming fully vested after a 50 month period. As of the date of the approval by the Board of Directors of the Share Increase Amendment, November 14, 2003, awards to purchase a total of 7,995,944 shares were outstanding under the Incentive Plan (including the CSOP Plan and FSOP Plan), and 1,512,705 shares remained available for future grants thereunder. Jabil also has other compensation plans outstanding. See Equity Compensation Plan Information.

Proposal

      The Board of Directors recently adopted amendments to the Incentive Plan, subject to stockholder approval. The amendments to the Incentive Plan (i) provide for an increase in the aggregate number of shares of Jabil common stock that may be subject to future awards under the Incentive Plan as of November 14, 2003 from 1,512,705 shares to 11,512,705 shares (the “Share Increase Amendment”), (ii) prohibit the repricing of outstanding stock options granted pursuant to the Incentive Plan (the “Repricing Prohibition Amendment”), and (iii) require stockholder approval for certain amendments to the Incentive Plan (the “Stockholder Approval Amendment”). As of the date of the approval by the Board of Directors of the Share Increase Amendment, November 14, 2003, awards to purchase a total of 7,995,944 shares were outstanding under the Incentive Plan, CSOP Plan and FSOP Plan, and 1,512,705 shares remained available for future grants.

      The Share Increase Amendment. The Share Increase Amendment is proposed in order to give the Board of Directors flexibility to grant stock options and other stock-based awards under the Incentive Plan. Jabil believes that grants of stock options and other stock-based awards motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of Jabil. Moreover, option and other stock-based award grants align the interests of the employees with the interests of the stockholders. When Jabil performs well, employees are rewarded along with other stockholders. Jabil believes that option and other stock-based award grants are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options and other stock-based awards will be important to Jabil’s future success by allowing it to remain competitive in attracting and retaining such key personnel.

      The Repricing Prohibition Amendment. The Repricing Prohibition Amendment is proposed in order to prohibit the modification or amendment of any outstanding stock options granted under the Incentive Plan so as to specify a lower exercise price, or the acceptance of the surrender of an outstanding stock option and authorization of the granting of a new stock option with a lower exercise price in substitution for the surrendered stock option. Even though the existing provisions of the Incentive Plan do not explicitly prohibit repricing of outstanding stock options, Jabil has never reduced the exercise price of outstanding stock options. Jabil believes that the Incentive Plan should contain an express provision prohibiting the repricing or the cancellation and reissuance of outstanding stock options.

      The Stockholder Approval Amendment. The Stockholder Approval Amendment is proposed in order to require stockholder approval of any Incentive Plan modification or amendment to the extent that the Board of Directors, in its sole and absolute discretion, reasonably determines, in accordance with the requirements of any exchange or quotation system on which the common stock is listed or quoted, that such modification or amendment constitutes a material revision or material amendment of the Incentive Plan.

Recommendation of the Board of Directors

      The Board believes that it is in the best interests of Jabil to continue to provide employees with the opportunity to acquire an ownership interest in Jabil through their participation in the Incentive Plan and thereby encourage them to remain in Jabil’s employ and more closely align their interests with those of the stockholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Summary of the Incentive Plan, as Amended, Subject to Stockholder Approval

      The following summary of the Incentive Plan is qualified in its entirety by the terms of the Incentive Plan, a copy of which reflecting the amendments referenced herein is attached to this proxy as Appendix A.

      Purpose. The purposes of the Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of Jabil and to promote the success of Jabil’s business.

      Awards. The Incentive Plan provides for awards of incentive stock options, nonstatutory stock options, stock awards, performance units, performance shares and stock appreciation rights. The Board may adopt sub-plans applicable to particular Subsidiaries. With limited exceptions, the rules of such sub-plans may take precedence over other provisions of the Incentive Plan. The ability to adopt such sub-plans will facilitate Jabil’s global expansion.

      Stock Subject to the Incentive Plan. The aggregate number of shares of common stock that may be subject to future awards under the Incentive Plan as of November 14, 2003, subject to adjustment upon a change in capitalization, is 11,512,705 shares. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Incentive Plan awards that expire or become unexercisable without having been exercised in full and shares of common stock that are delivered to or withheld by Jabil as payment for all or any portion of the exercise price of an award or the withholding of taxes shall become available for future awards under the Incentive Plan.

      Administration. The Incentive Plan may be administered by the Board of Directors or one or more committees of the Board (the “Administrator”). The Board may require that the Administrator be constituted to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 162(m) of the Code, or both. Subject to the other provisions of the Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof. The Administrator may not modify or amend any outstanding stock option so as to specify a lower exercise price or accept the surrender of an outstanding stock option and authorize the granting of a new stock option with a lower exercise price in substitution for the surrendered stock option. In accordance with applicable law, the Board may, by a resolution adopted by the Board, authorize one or more officers of Jabil to designate officers (other than the officer so authorized) and employees of Jabil to be recipients of stock options and determine the number of stock options to be granted. Such a Board resolution must specify the total number and the terms, including exercise price, of the stock options that an officer or officers of Jabil may grant.

      Eligibility. The Incentive Plan provides that the Administrator may grant awards to employees and consultants, including non-employee directors. The Administrator may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to the success of Jabil, the anticipated number of years of future service and other relevant factors. The Administrator shall not grant to any employee, in any fiscal year of Jabil, stock options to purchase more than 3,000,000 shares of common stock.

      Maximum Term and General Terms and Conditions of Awards. With respect to any grantee who owns stock possessing 10% or more of the voting power of all classes of stock of Jabil (a “10% Stockholder”), the maximum term of any incentive stock option granted to such optionee must not exceed five years. The term of all other options granted under the Incentive Plan may not exceed ten years.

      Each award granted under the Incentive Plan is evidenced by a written agreement between the grantee and Jabil and is subject to the following general terms and conditions:

(a) Termination of Employment. If a grantee’s continuous status as an employee or consultant terminates for any reason (other than upon the grantee’s death or disability), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator (with such determination being made at the time of grant and not exceeding 3 months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b) Disability. If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the grantee may exercise his unexercised option or stock appreciation right, but only within 12 months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(c) Death. In the event of a grantee’s death, the grantee’s estate or a person who acquired the right to exercise the deceased grantee’s option or stock appreciation right by bequest or inheritance may exercise the option or stock appreciation right, but only within 12 months following the date of death, and only to the extent that the grantee was entitled to exercise it at the date of death (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(d) Nontransferability of Awards. Except as described below, an award granted under the Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance. To the extent and in the manner permitted by applicable law and the Administrator, a grantee may transfer an award to certain family members and other individuals and entities.

      Terms and Conditions of Options. Each option granted under the Incentive Plan is subject to the following terms and conditions:

(a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% (110% for an incentive stock option granted to a 10% Stockholder) of the fair market value of the common stock on the date the option is granted. This general rule is different than the exercise price provision of the 1992 Stock Option Plan, which does not place such a restriction on the exercise price of a nonstatutory stock option. The Incentive Plan provides exceptions for certain options granted in connection with an acquisition by Jabil of another corporation or granted as inducements to an individual’s commencing employment with Jabil. For so long as Jabil’s common stock is traded on the NYSE, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system on the last market trading day prior to the date of determination of such fair market value.

(b) Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to Jabil, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to Jabil.

(c) Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Administrator and set forth in the award agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Jabil’s common stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the Incentive Plan and the award agreement.

(d) Value Limitation. If the aggregate fair market value of all shares of common stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

(e) Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the Incentive Plan as may be determined by the Administrator. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Incentive Plan.

      Stock Appreciation Rights. The Administrator may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to Jabil of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the percentage stated in the award agreement of the fair market value of a share of common stock over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right may be in cash, shares of common stock or a combination of cash and shares of common stock.

      Stock Awards. The Administrator may grant awards of shares of common stock in such amount and upon such terms and conditions as the Administrator specifies in the award agreement.

      Performance Units and Performance Shares. The Administrator may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the award agreement. The Administrator will establish an initial value for each performance unit on the date of grant.

      The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will be occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.

      Adjustment upon Changes in Capitalization. In the event of changes in the outstanding stock of Jabil by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of Jabil, an appropriate adjustment shall be made by the Board of Directors in: (i) the number of shares of common stock subject to the Incentive Plan, (ii) the number and class of shares of common stock subject to any award outstanding under the Incentive Plan, and (iii) the exercise price of any such outstanding award. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive.

      Change in Control. In the event of a change in control of Jabil, any award outstanding on the date of such change in control that is not yet vested shall become fully vested on the earlier of (i) the first anniversary of the date of such change in control, if the grantee’s continuous status as an employee or consultant of Jabil does not terminate prior to such anniversary, or (ii) the date of termination of the grantee’s continuous status as an employee or consultant of Jabil as a result of termination by Jabil or its successor without cause or resignation by the grantee for good reason. However, an award will not become fully vested due to a change in control if the grantee’s continuous status as an employee or consultant terminates as a result of termination by Jabil or its successor for cause or resignation by the grantee without good reason.

      In the event of a proposed dissolution or liquidation of Jabil, all outstanding awards will terminate immediately before the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any option or stock appreciation right shall terminate as of a date fixed by the Board and give each grantee the right to exercise his option or stock appreciation right as to all or any part of the stock covered by such award, including shares as to which the option or stock appreciation right would not otherwise be exercisable.

      In the event of a merger of Jabil with or into another corporation, the sale of substantially all of the assets of Jabil or the acquisition by any person, other than Jabil, of 50% or more of Jabil’s then outstanding securities, each outstanding option and stock appreciation right shall be assumed or an equivalent option and stock appreciation right shall be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options or stock appreciation rights, the Incentive Plan provides for the acceleration of the exercisability of all or some outstanding options and stock appreciation rights.

      Amendment and Termination of the Incentive Plan. The Board may at anytime amend, alter, suspend or terminate the Incentive Plan. Jabil shall obtain stockholder approval of any amendment to the Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the common stock is listed or quoted). Furthermore, Jabil shall obtain stockholder approval of any modification or amendment to the extent that the Board of Directors, in its sole and absolute discretion, reasonably determines, in accordance with the requirements of any exchange or quotation system on which the common stock is listed or quoted, that such modification or amendment constitutes a material revision or material amendment of the Incentive Plan. No amendment or termination of the Incentive Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and Jabil, which agreement must be in writing and signed by the grantee and Jabil. In any event, the Incentive Plan shall terminate on October 17, 2011. Any awards outstanding under the Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Tax Information

      Pursuant to the Incentive Plan, Jabil may grant either “incentive stock options,” as defined in Section 422 of the Code, nonstatutory options, stock appreciation rights, stock awards, performance units or performance shares.

      An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.

      Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market of the shares at the date of the option exercise or (b) the sale price of the shares. Jabil will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

      All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she receives a nonstatutory option grant. However, upon exercise of the nonstatutory option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of Jabil will be subject to tax withholding by Jabil. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. Jabil will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

      With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. Jabil will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

      With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. Jabil will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income realized by the grantee.

      The foregoing is only a summary of the effect of federal income taxation upon the grantee and Jabil with respect to the grant and exercise of awards under the Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Equity Compensation Plan Information

      The following table sets forth certain information relating to our equity compensation plans as of August 31, 2003:

			Number of Securities
	Number of Securities to	Weighted-Average	Remaining Available
	be Issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans

Equity compensation plans approved by security holders:
1992 Stock Option Plan	11,200,120	16.98	—
1992 Employee Stock Purchase Plan	NA	NA	—
2002 Stock Option Plan	3,841,748	13.09	4,920,044
2002 CSOP Plan	179,010	12.95	425,340
2002 FSOP Plan	36,500	16.65	163,500
2002 Employee Stock Purchase Plan	NA	NA	1,430,828
Equity compensation plans not approved by security holders:
2001 Stock Award Plan	NA	NA	88,350

Total	15,257,378		7,028,062

      In February 2001, we adopted a Stock Award Plan, which was not required to be approved by our stockholders. The purpose of the Stock Award Plan is to provide incentives to attract and retain key employees, motivate such persons to stay with us and to increase their efforts to make our business more successful. A total of 100,000 shares of common stock have been reserved for issuance under the Stock Award Plan. As of August 31, 2003, 11,650 shares have been issued to employees under the Stock Award Plan, of which 5,000 shares have lapsed, leaving 88,350 available for future grants.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has selected KPMG LLP to audit the financial statements of Jabil for the fiscal year ending August 31, 2004 and to perform other appropriate services. KPMG LLP (or its predecessor firm) has audited Jabil’s financial statements since the fiscal year ended August 31, 1984. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

      Jabil’s Audit Committee serves to assist the Board in fulfilling the oversight responsibilities it has under the law with respect to financial reports and other financial information provided by Jabil to the public, Jabil’s systems of internal controls regarding finance and accounting that management and the Board have established and Jabil’s auditing, accounting and financial reporting processes generally.

      The Audit Committee is comprised solely of independent directors, as defined in the existing and proposed more stringent listing standards of the New York Stock Exchange, as well as recent and proposed statutory, regulatory and other requirements applicable to Jabil.

      The Audit Committee operates under a written charter adopted by the Board, a copy of which was attached as Exhibit A to the Proxy Statement relating to the 2001 Annual Meeting of Stockholders. The Audit Committee annually reviews and assesses the adequacy of its charter and has found its current charter to be adequate. However, the Audit Committee is evaluating certain potential proactive changes to the Audit Committee Charter in order to insure early or timely compliance with the recent and proposed statutory, regulatory, listing and other requirements applicable to Jabil.

      Jabil’s management has primary responsibility for the preparation, presentation and integrity of Jabil’s financial statements and its financial reporting process. Jabil’s independent auditing firm, KPMG LLP, is responsible for expressing an opinion on the conformity of Jabil’s audited financial statements to generally accepted accounting principles. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor.

      The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditor. The Audit Committee also has periodic discussions with management and the independent auditor with regard to the quality and adequacy of Jabil’s internal controls. Management’s and the independent auditor’s presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

      In this context, the Audit Committee reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Jabil’s management and KPMG LLP.

2. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380).

3. The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence from Jabil.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to Jabil’s Board, and the Board has approved, that the audited financial statements be included in Jabil’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Mel S. Lavitt
Steven A. Raymund
Frank A. Newman

      The information contained in the above Audit Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act or 1934, except to the extent that we specifically incorporate it by reference into such filings.

Principal Accounting Fees and Services

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Jabil’s annual financial statements for the fiscal years ended August 31, 2003 and August 31, 2002, and fees billed for other services rendered by KPMG LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation:

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees

Audit Fees	$1,919,351	$1,200,268
Audit-Related Fees	85,593	710,787
Tax Fees	984,506	621,768
All Other Fees	—	—

Total Fees	$2,989,450	$2,532,823

      Audit Fees. Consists of fees billed for professional services rendered for the audit of Jabil’s consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

      Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Jabil’s financial statements and are not reported under “Audit Fees.” These services include audits of financial statements of employee benefit plans, accounting consultations related to acquisitions, attest services that are not required by statute or regulation and consultations regarding financial accounting and reporting standards.

      Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax planning (domestic and international) and expatriate tax compliance and planning.

      All Other Fees. Consists of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During fiscal year 2003, all services were pre-approved by the Audit Committee in accordance with this policy.

Recommendation of the Board of Directors

      If the stockholders do not approve the selection of KPMG LLP, the appointment of the independent auditors will be reconsidered by the Audit Committee of the Board of Directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER INFORMATION

Share Ownership by Principal Stockholders and Management

      The following table sets forth the beneficial ownership of common stock of Jabil as of the Record Date by: (i) each of Jabil’s directors and nominees for director; (ii) each of the named executive officers listed in the Summary Compensation Table below; (iii) all current directors and executive officers of Jabil as a group; and (iv) each person known by Jabil to own beneficially more than 5% of the outstanding shares of its common stock. The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. A total of 199,850,431 shares of Jabil’s common stock were issued and outstanding as of the Record Date.

	Number of	Percent of
Directors, Named Executive Officers and Principal Stockholders	Shares	Total

Principal Stockholders:
William D. Morean(1)(2)(3)	29,543,763	14.8%
c/o Jabil Circuit, Inc.
10560 Dr. Martin Luther King, Jr. Street North
St. Petersburg, Florida 33716
Audrey M. Petersen(1)(4)	22,569,818	11.3%
c/o Jabil Circuit, Inc.
10560 Dr. Martin Luther King, Jr. Street North
St. Petersburg, Florida 33716
Directors(3):
Thomas A. Sansone(5)	5,105,024	2.6%
Timothy L. Main(6)	952,424	*
Lawrence J. Murphy(7)	183,780	*
Mel S. Lavitt(8)	308,980	*
Steven A. Raymund(9)	92,980	*
Frank A. Newman(10)	80,980	*
Laurence S. Grafstein(11)	9,760	*
Named Executive Officers:
Mark T. Mondello(12)	411,893	*
Chris A. Lewis(13)	252,150	*
Scott D. Brown(14)	246,756	*
William E. Peters(15)	165,356	*
All current directors and executive officers as a group (18 persons)(16)	38,163,164	18.8%

*	Less than one percent.

(1)	Includes 19,239,737 shares held by the William E. Morean Residual Trust, as to which Mr. William D. Morean and Ms. Audrey M. Petersen (Mr. Morean’s mother) share voting and dispositive power as members of the Management Committee created under the Trust.
(2)	Includes (i) 9,730,600 shares held by Cheyenne Holdings Limited Partnership, a Nevada limited partnership, of which Morean Management Company is the sole general partner, as to which Mr. Morean has sole voting and dispositive power, (ii) 400,000 shares held by Eagle’s Wing Foundation, a private charitable foundation of which Mr. Morean is a director and with respect to which Mr. Morean may be deemed to have shared voting and dispositive power, (iii) 16,534 shares held by the William D. Morean Trust, of which Mr. Morean is trustee, as to which Mr. Morean has sole voting and dispositive power, (iv) 140,980 shares subject to options held by Mr. Morean that are exercisable within 60 days of the Record Date, and (v) 15,912 shares beneficially owned by Mr. Morean’s spouse, over which Mr. Morean disclaims beneficial ownership.
(3)	Mr. Morean is a Director of Jabil in addition to being a Principal Stockholder. Mr. Main is a Named Executive Officer in addition to being a Director.
(4)	Includes (i) 3,284,671 shares held by Morean Limited Partnership, a North Carolina limited partnership, of which Morean-Petersen, Inc. is the sole general partner, as to which Ms. Petersen has shared voting and dispositive power; Ms. Petersen is the President of Morean-Petersen, Inc., (ii) 5,010 shares held by Audrey Petersen Revocable Trust, of which Ms. Petersen is trustee, as to which Ms. Petersen has sole voting and dispositive power, and (iii) 40,400 shares held by the Morean Petersen Foundation, Inc., a private charitable foundation of which Ms. Petersen is a director and with respect to which Ms. Petersen may be deemed to have shared voting and dispositive power.
(5)	Includes (i) 4,281,600 shares held by TASAN Limited Partnership, a Nevada limited partnership, of which TAS Management, Inc. is the sole general partner, as to which Mr. Sansone has sole voting and dispositive power; Mr. Sansone is President of TAS Management, Inc., (ii) 620,250 shares held by Life’s Requite, Inc., a private charitable foundation of which Mr. Sansone is a director and as to which Mr. Sansone may be deemed to have shared voting and dispositive power, and (iii) 203,174 shares subject to options held by Mr. Sansone that are exercisable within 60 days of the Record Date.
(6)	Includes 896,056 shares subject to options held by Mr. Main that are exercisable within 60 days of the Record Date.
(7)	Includes 167,780 shares subject to options held by Mr. Murphy that are exercisable within 60 days of the Record Date.
(8)	Includes (i) 40,980 shares subject to options held by Mr. Lavitt that are exercisable within 60 days of the Record Date, and (ii) 60,000 shares beneficially owned by Mr. Lavitt’s spouse, over which Mr. Lavitt disclaims beneficial ownership.
(9)	Includes (i) 25,260 shares subject to options held by Mr. Raymund that are exercisable within 60 days of the Record Date, and (ii) 2,000 shares beneficially owned by Mr. Raymund’s spouse.

(10)	The 80,980 shares beneficially owned by Mr. Newman consists entirely of shares subject to options held by Mr. Newman that are exercisable within 60 days of the Record Date.
(11)	Includes 4,760 shares subject to options held by Mr. Grafstein that are exercisable within 60 days of the Record Date.
(12)	Includes 344,678 shares subject to options held by Mr. Mondello that are exercisable within 60 days of the Record Date.
(13)	Includes 144,734 shares subject to options held by Mr. Lewis that are exercisable within 60 days of the Record Date.
(14)	Includes (i) 89,496 shares held by Scott D. Brown Revocable Living Trust, of which Mr. Brown is trustee, as to which Mr. Brown has sole voting and dispositive power, and (ii) 154,320 shares subject to options held by Mr. Brown that are exercisable within 60 days of the Record Date.
(15)	Includes 150,544 shares subject to options held by Mr. Peters that are exercisable within 60 days of the Record Date.
(16)	Includes (i) 3,040,906 shares subject to options held by 10 executive officers, two employee directors and six non-employee directors that are exercisable within 60 days of the Record Date, (ii) 15,912 shares beneficially owned by Mr. Morean’s spouse, over which Mr. Morean disclaims beneficial ownership, (iii) 60,000 shares beneficially owned by Mr. Lavitt’s spouse, over which Mr. Lavitt disclaims beneficial ownership, and (iv) 2,000 shares beneficially owned by Mr. Raymund’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16 (a) of the Exchange Act requires Jabil’s officers and directors, and persons who own more than ten percent of a registered class of Jabil’s equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish Jabil with copies of all such forms that they file.

      Based solely on its review of the copies of such forms received by Jabil from certain reporting persons, Jabil believes that, during the fiscal year ended August 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were met with the exception of the acquisition of 2,000 shares of Jabil common stock by Mr. Raymund’s spouse in one transaction in fiscal 2003, which was reported late on Form 4.

Compensation Committee Interlocks and Insider Participation

      Jabil’s Compensation Committee was formed in November 1992 and is currently composed of Messrs. Lavitt, Newman and Raymund. No member of the Compensation Committee is currently or was formerly an officer or an employee of Jabil or its subsidiaries. There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

      The following table shows, as to (i) the Chief Executive Officer, and (ii) each of the four other most highly compensated executive officers (a) whose salary plus bonus exceeded $100,000 during the last fiscal year, and (b) who served as executive officers at fiscal year end (collectively the “Named Officers”), information concerning compensation paid for services to Jabil in all capacities during the three fiscal years ended August 31, 2003:

				Long Term
				Compensation Awards
		Annual Compensation(l)
	Fiscal			Securities	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Underlying Options(#)	Compensation($)(2)

Timothy L. Main	2003	$736,923	$222,000	115,600	$17,837
Chief Executive Officer,	2002	700,000	210,000	248,900	22,317
President and Director	2001	656,154	70,000	141,900	38,519

Mark T. Mondello	2003	$413,462	$127,500	80,500	$9,765
Chief Operating Officer	2002	275,000	110,000	101,600	8,825
	2001	275,000	27,500	28,300	19,557

Chris A. Lewis	2003	$367,692	$112,500	85,500	$8,757
Chief Financial Officer	2002	280,000	112,000	96,800	8,988
	2001	275,616	28,000	23,500	17,382

Scott D. Brown	2003	$367,308	$112,500	80,500	$8,738
Executive Vice President	2002	275,000	110,000	97,300	8,825
	2001	261,114	27,500	25,000	13,634

William E. Peters	2003	$298,077	$90,000	80,500	$7,198
Senior Vice President,	2002	273,077	110,000	89,600	8,724
Operations	2001	247,308	25,000	19,000	13,842

(1)	Compensation deferred at the election of executive is included in the year earned.
(2)	Represents payments pursuant to Jabil’s Profit Sharing Plan. The Board of Directors determines the aggregate amount of payments under the plan based on quarterly financial results. The actual amount paid to individual participants is based on the participant’s salary and bonus actually paid (not necessarily earned) during such quarter.

      During the last three fiscal years, Jabil has not provided to the Named Officers any compensation disclosable as “Other Annual Compensation” (except for perquisites that, for any Named Officer, were less than the lesser of $50,000 or 10% of such Named Officer’s total salary and bonus), nor has it granted any restricted stock awards to Named Officers. Jabil does not have any long-term incentive plans within the meaning of SEC rules.

Option Grants in Last Fiscal Year

      The following table sets forth information as to stock options granted to all Named Officers during the fiscal year ended August 31, 2003. These options were granted under our existing equity compensation plans and, unless otherwise indicated, provide for vesting as to 12% of the underlying common stock six months after the date of grant, then 2% per month thereafter. Options were granted at an exercise price equal to 100% of the fair market value of our common stock on the date of grant. The amounts under “Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term” represent the hypothetical gains of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over their exercise price for the full ten-year term of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed
	Number of	Total			Annual Rate of Stock
	Securities	Options			Price Appreciation for
	Underlying	Granted to	Exercise		Option Term($)
	Options	Employees in	Price Per	Expiration
Name	Granted(#)	Fiscal Year	Share	Date	5%	10%

Timothy L. Main	115,600	2.72%	$12.95	10/17/12	$941,468	$2,385,864
Mark T. Mondello	80,500	1.90%	$12.95	10/17/12	$655,607	$1,661,437
Chris A. Lewis	85,500	2.01%	$12.95	10/17/12	$696,328	$1,764,631
Scott D. Brown	80,500	1.90%	$12.95	10/17/12	$655,607	$1,661,437
William E. Peters	80,500	1.90%	$12.95	10/17/12	$655,607	$1,661,437

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth certain information concerning the exercise of options during the fiscal year ended August 31, 2003, and the aggregate value of unexercised options at August 31, 2003, for each of the Named Officers. Jabil does not have any outstanding stock appreciation rights.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-The-Money Options at
	Shares		August 31, 2003(#)		August 31, 2003($)(2)
	Acquired on	Value
Name	Exercise(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Timothy L. Main	—	—	845,378	306,622	$9,945,651	$3,532,862
Mark T. Mondello	—	—	328,880	153,720	$5,830,615	$2,014,926
Chris A. Lewis	4,000	$46,780	129,128	153,864	$1,501,671	$2,043,017
Scott D. Brown	—	—	139,676	149,862	$1,741,002	$1,981,965
William E. Peters	—	—	136,812	144,088	$2,256,078	$1,928,825

(1)	The closing price for Jabil’s common stock as reported through the NYSE on August 29, 2003 was $28.15. “Value Realized” is calculated on the basis of the difference between the option exercise price and $28.15 multiplied by the number of shares of common stock to which the exercise relates.
(2)	These values, unlike the amounts set forth in the column entitled “Value Realized,” have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of Jabil’s common stock on August 29, 2003, the last day of trading for fiscal 2003.

Change in Control Arrangements

      All options issued under Jabil’s 1992 Stock Option Plan and the Incentive Plan provide that, in the event of a change in control of Jabil, any award outstanding under the Incentive Plan on the date of such change in control that is not yet vested will become fully vested on the earlier of (i) the first anniversary of the date of such change in control, if the grantee’s continuous status as an employee or consultant of Jabil does not terminate prior to such anniversary, or (ii) the date of termination of the grantee’s continuous status as an employee or consultant of Jabil as a result of termination by Jabil or its successor without cause or resignation by the grantee for good reason. However, an award will not become fully vested due to a change in control if the grantee’s continuous status as an employee or consultant terminates as a result of termination by Jabil or its successor for cause or resignation by the grantee without good reason.

      The Incentive Plan and the 1992 Plan provide that, in the event of a proposed dissolution or liquidation of Jabil, all outstanding awards will terminate immediately before the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any option awarded under the Incentive Plan or 1992 Plan, or stock appreciation right awarded under the Incentive Plan, will terminate as of a date fixed by the Board and give each grantee the right to exercise his option or stock appreciation right as to all or any part of the stock covered by such award, including shares as to which the option or stock appreciation right would not otherwise be exercisable.

      In the event of a merger of Jabil with or into another corporation, or the sale of substantially all of the assets of Jabil, each outstanding option awarded under the Incentive Plan and 1992 Plan, and each stock appreciation right awarded under the Incentive Plan, will be assumed or an equivalent option and stock appreciation right will be substituted by the successor corporation, unless otherwise determined by the Board in its discretion. If such successor or purchaser refuses to assume or provide a substitute for the outstanding options or stock appreciation rights, the Incentive Plan and 1992 Plan provide for the acceleration of the exercisability and termination of all or some outstanding and unexercisable options and stock appreciation rights, unless otherwise determined by the Board in its discretion. In the event of the acquisition by any person, other than Jabil, of 50% or more of Jabil’s then outstanding securities, unless otherwise determined by the Board in its discretion, all outstanding options and stock appreciation rights which are vested and exercisable shall be terminated in exchange for a cash payment.

CERTAIN TRANSACTIONS

      During 2003, Jabil was a party to an agreement with an entity (“Indigo”) controlled by William D. Morean, a director of Jabil, for Jabil’s use of Indigo’s aircraft for Jabil’s business purposes. Under the lease, Jabil paid market competitive hourly rental rates and certain ancillary costs incurred while the aircraft were being used by Jabil, such as fuel, oil, landing fees, etc. Jabil did not pay for Mr. Morean’s personal use of the aircraft. During the fiscal year ended August 31, 2003, Jabil paid approximately $26,000 for its use of Indigo’s aircraft. Mr. Morean also had an agreement with Jabil at market competitive rates for the limited use of Jabil’s flight crew to operate non-Jabil aircraft for non-Jabil use. During the fiscal year ended August 31, 2003, Mr. Morean paid Jabil approximately $108,600 for such flight crew’s services. Jabil and Indigo also insure their respective aircraft under a mutual policy, which enabled Jabil to take advantage of a quantity discount for aircraft insurance and pay less for its aircraft insurance than it would pay without the Indigo aircraft on the policy. During the fiscal year ended August 31, 2003, Jabil paid approximately $100,100 for the portion of the cost of the policy attributable to Indigo’s aircraft, which was subsequently reimbursed by Indigo.

      During 2003, Thomas A. Sansone, a director of Jabil, had an agreement with Jabil at market competitive rates for the limited use of Jabil’s flight crew to operate non-Jabil aircraft for non-Jabil use. During the fiscal year ended August 31, 2003, Mr. Sansone paid Jabil approximately $94,400 for such flight crew’s services.

      Mr. Murphy, a director of Jabil, is also currently working for Jabil as a consultant. For the fiscal year ended August 31, 2003, Mr. Murphy received a base consulting fee of $205,000 and was paid a $50,000 bonus relating to services performed in fiscal year 2002. In September 2003, Mr. Murphy’s contract was extended for six months with a base consulting fee of $19,167 per month.

      Mr. Charles A. Main, a brother of Timothy L. Main, the Chief Executive Officer, President and a director of Jabil, is employed by Jabil’s Business Development division and earned an aggregate compensation of $251,000 during fiscal year 2003, which included base salary, bonus, profit sharing, other routine employee benefits and approximately $92,000 for the reimbursement or payment of certain expatriate-status related living expenses and additional taxes incurred while on assignment at Jabil’s plant in Scotland.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

      The Committee’s Responsibilities: The Compensation Committee of the Board (the “Committee”) has responsibility for setting and administering the policies which govern executive compensation. The Committee is composed entirely of outside directors. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the compensation of Jabil’s executive officers.

      Compensation Philosophy: The Committee has approved principles for the management compensation program which:

•	encourage the development and the achievement of strategic objectives that enhance long-term stockholder value,

•	attract, retain and motivate key personnel who contribute to long-term success of Jabil, and

•	provide a compensation package that recognizes individual contributions and company performance.

      Compensation Methodology: Jabil strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. In making its recommendations to the Committee, management reviews market data and assesses Jabil’s competitive position for three components of executive compensation: (1) base salary, (2) annual incentives, and (3) long-term incentives. To assist in benchmarking the competitiveness of its compensation programs, Jabil uses Mercer Human Resource Consulting (“Mercer”), a nationally recognized executive compensation firm. Mercer utilizes a number of national compensation surveys and provides databases for companies of similar size to Jabil, as well as specific analysis of the compensation information contained in the proxy statements of a number of companies in the same industry as Jabil.

      Components of Compensation:

•	Base Salary. Base salary for all executive officer positions is targeted to be competitive with the average salaries of comparable executives at technology companies of similar size and is also intended to reflect consideration of an officer’s experience, business judgment and role in developing and implementing overall business strategy for Jabil. It is the intent of the Committee that Jabil’s compensation of executive officers fall within the median of industry compensation levels. Base salaries are based upon qualitative and subjective factors and no specific formula is applied to determine the weight of each factor.

•	Bonuses. Bonuses for executive officers are intended to reflect Jabil’s belief that a significant portion of the annual compensation of the executive should be contingent upon the performance of Jabil, as well as the individual’s contribution. Bonuses are paid on an annual or quarterly basis and are based on qualitative and subjective factors, including the pre-tax profitability of Jabil, business development and operational performance, earnings per share, returns on invested capital and other measures of performance appropriate to the officer compensated.

•	Long-Term Incentives. Jabil utilizes stock options as long-term incentives to attract and retain key personnel or reward exceptional performance. Stock options are granted periodically by the Stock Option Committee and are based on both qualitative and subjective factors. Options are granted with an exercise price equal to the fair market value of Jabil’s common stock on the last market trading day prior to the date of determination (determined in accordance with the option plan) and grants made during the last fiscal year vest over a period of 50 months. This is designed to create an incentive to increase stockholder value over the long-term since the options will provide value to the recipient only when the price of the stock increases above the exercise price.

      Chief Executive Officer and President Compensation: The base salary of Mr. Main was increased to be competitive with the average salaries of comparable executives at technology companies of similar size, based on the findings of the Mercer report. The Compensation Committee also awarded a bonus to Mr. Main based upon the same types of factors other executive bonuses were determined upon as outlined above during fiscal year 2003. The amount of stock options granted to Mr. Main as a long term incentive was based on the Committee’s evaluation of similar awards made by companies comparable to Jabil.

      IRS Limits on Deductibility of Compensation: Section 162(m) of the Internal Revenue Code of 1986, as amended, with certain exceptions, limits Jabil’s tax deduction for compensation paid to Named Executives to $1,000,000 per covered executive year. Jabil expects no adverse tax consequences under Section 162(m) for fiscal year 2003.

By the Compensation Committee

Frank A. Newman
Steven A. Raymund
Mel S. Lavitt

      The information contained in the above Compensation Committee Report shall not be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act or 1934, except to the extent that we specifically incorporate it by reference into such filings.

STOCK PRICE PERFORMANCE GRAPH

      The following Performance Graph and table show a comparison of cumulative total stockholder return, assuming the reinvestment of dividends, from a $100 investment in the common stock of Jabil over the five-year period ending August 31, 2003, with the cumulative stockholder return on the (1) S&P 500 Stock Index (the “S&P 500 Index”), (2) a peer group that includes Celestica Inc., Flextronics International Ltd., Sanmina-SCI Corporation and Solectron Corporation (the “Peer Group”), (3) NYSE Stock Market — US Companies index (the “NYSE Index”) and (4) the Nasdaq Stock Market — computer manufacturers (the “Nasdaq Index”). In fiscal 2002, the graph showed a comparison of cumulative total stockholder returns for our common stock, the NYSE Index, and the Nasdaq Index. We are transitioning to the Peer Group from the Nasdaq Index, as we believe that the companies comprising the Peer Group provide a better comparison of stock performance with us than the companies in the Nasdaq Index and we are transitioning to the S&P 500 Index from the NYSE Index as we are included in the S&P 500 Index. Note that historic stock price performance is not necessarily indicative of future price performance.

Comparison of 5 Year Cumulative Total Return

Assumes Initial Investment of $100 and Reinvestment of Dividends
August 2003

	8/31/1998	8/31/1999	8/31/2000	8/31/2001	8/30/2002	8/31/2003

Jabil Circuit	100.0	381.4	1085.6	393.4	318.5	479.1
S&P 500	100.0	139.8	162.6	123.0	100.8	113.0
NYSE	100.0	129.1	144.0	130.5	112.6	123.6
Computer Manufacturers	100.0	235.2	452.7	122.5	99.3	133.6
Peer Group	100.0	355.0	609.4	231.4	89.1	125.0

      The information contained in the above Performance Graph and table shall not be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act or 1934, except to the extent that we specifically incorporate it by reference into such filings.

OTHER MATTERS

      Jabil knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as Jabil may recommend.

      Jabil’s Annual Report on Form 10-K, as filed by Jabil with the Securities and Exchange Commission (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. However, such Annual Report, including the Annual Report on Form 10-K is not to be considered part of this proxy solicitation material.

THE BOARD OF DIRECTORS

St. Petersburg, Florida
December 3, 2003

APPENDIX A

JABIL CIRCUIT, INC.

2002 STOCK INCENTIVE PLAN

      1.     Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Stock Awards, Performance Units, Performance Shares or Stock Appreciation Rights.

      2.     Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any Committee or person as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c) “Award” means an Option, Stock Appreciation Right, Stock Award, Performance Unit or Performance Share granted under the Plan.

(d) “Award Agreement” means a written agreement by which an Award is evidenced.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the happening of any of the following:

(i) When any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The occurrence of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

(g) “Change in Control Price” means, as determined by the Board,

(i) the highest Fair Market Value of a Share within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the “60-Day Period”), or

(ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or

(iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(j) “Common Stock” means the Common Stock, $.001 par value, of the Company.

(k) “Company” means Jabil Circuit, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, including without limitation non-Employee Directors who are paid only a director’s fee by the Company or who are compensated by the Company for their services as non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(m) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(n) “Covered Stock” means the Common Stock subject to an Award.

(o) “Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(p) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(q) “Director” means a member of the Board.

(r) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(s) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(v) “Grantee” means an individual who has been granted an Award.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

(y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means a stock option granted under the Plan.

(bb) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(cc) “Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(dd) “Performance Share” has the meaning set forth in Section 9 of the Plan.

(ee) “Performance Unit” has the meaning set forth in Section 9 of the Plan.

(ff) “Plan” means this 2002 Stock Incentive Plan.

(gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(ii) “Stock Appreciation Right” or “SAR” has the meaning set forth in Section 7 of the Plan.

(jj) “Stock Grant” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(kk) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is:

(a) The 11,512,705 Shares that were available on November 14, 2003 to be subject to future Awards;

(b) The 7,995,944 Shares that were subject to Awards on November 14, 2003; and

(c) The Shares issued prior to November 14, 2003 that were subject to Awards prior to such date.

The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Award) are withheld or applied as payment by the Company in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Awards under the

Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

      4.     Administration of the Plan.

      (a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Employees and Consultants. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

(ii) Rule 16b-3. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Section 162(m) of the Code. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(iv) Authorization of Officers to Grant Options. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

      (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Committee, the Administrator shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;

(ii) to select the Consultants and Employees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 13 of the Plan). However, the Administrator may not modify or amend any outstanding Option so as to specify a lower exercise price or accept the surrender of an outstanding Option and authorize the granting of a new Option with a lower exercise price in substitution for such surrendered Option;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act; and

(xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

      5.     Eligibility and General Conditions of Awards.

      (a) Eligibility. Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

      (b) Maximum Term. Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Administrator pursuant to Section 10 of the Plan may, if so permitted or required by the Administrator, extend more than ten years after the Date of Grant of the Award to which the deferral relates.

      (c) Award Agreement. To the extend not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement.

      (d) Termination of Employment or Consulting Relationship. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s death or Disability), then, unless otherwise provided by the Award Agreement, and subject to Section 11 of the Plan:

(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan. An Award Agreement may also provide that if the exercise of an Option following the Date of Termination would be prohibited at any time because the issuance of Shares would violate Company policy regarding compliance with Applicable Law, then the exercise period shall terminate on the earlier of (A) the expiration of the term of the Option set forth in Section 6(b) of the Plan or (B) the expiration of a period of 10 days after the Date of Termination during which the exercise of the Option would not be in violation of such requirements;

(ii) the Grantee’s Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

      (e) Disability of Grantee. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement:

(i) the Grantee may exercise his or her unexercised Option or SAR at any time within 12 months from the Date of Termination, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the Date of Termination (but in no event later than the expiration of the term of the Option or SAR as set forth in the Award Agreement). If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii) the Grantee’s Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

      (f) Death of Grantee. In the event of the death of an Grantee, then, unless otherwise provided by the Award Agreement,

(i) the Grantee’s unexercised Option or SAR may be exercised at any time within 12 months following the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Grantee’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall immediately revert to the Plan. If, after death, the Grantee’s estate or a person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii) the Grantee’s Stock Awards, to the extent forfeitable immediately before the date of death, shall thereupon automatically be forfeited;

(iii) the Grantee’s Stock Awards that were not forfeitable immediately before the date of death shall promptly be settled by delivery to the Grantee’s estate or a person who acquired the right to hold the Stock Grant by bequest or inheritance, of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Stock Awards;

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of death shall terminate immediately upon the date of death.

      (g) Buyout Provisions. The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made. Any such cash offer made to an Officer or Director shall comply with the provisions of Rule 16b-3 relating to cash settlement of stock appreciation rights. This provision is intended only to clarify the powers of the Administrator and shall not in any way be deemed to create any rights on the part of Grantees to buyout offers or payments.

      (h) Nontransferability of Awards.

(i) Except as provided in Section 5(h)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii) Except as provided in Section 5(h)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B) any person sharing the employee’s household (other than a tenant or employee);

(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

      6.     Stock Options.

      (a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Any Option designated as an Incentive Stock Option:

(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 3,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

      (b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

      (c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

(C) Any Option that is granted to a Grantee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Grantee’s commencing employment with the Company may be granted with such exercise price as the Administrator determines to be necessary to provide such material inducement.

      (d) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

      (e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of cash, personal check, wire transfer or, subject to the approval of the Administrator:

(i) pursuant to rules and procedures approved by the Administrator, promissory note;

(ii) Mature Shares;

(iii) pursuant to procedures approved by the Committee, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise; or

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law.

      (f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.

(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:

(1) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.

(3) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

(4) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      7.     Stock Appreciation Rights.

      (a) Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option.

      (b) Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

      (c) Payment of SAR Benefit. Upon exercise of an SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant as the Administrator shall specify. As determined by the Administrator, the payment upon exercise of an SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

      8.     Stock Awards. Subject to the terms of the Plan, the Administrator may grant Stock Awards to any Employee or Consultant, in such amount and upon such terms and conditions as shall be determined by the Administrator.

      9.     Performance Units and Performance Shares.

      (a) Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Employee or Consultant in such amounts and upon such terms as the Administrator shall determine.

      (b) Value/ Performance Goals. Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

      (c) Payment of Performance Units and Performance Shares.

(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance

Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

      (d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      10.     Deferral of Receipt of Payment. The Administrator may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the grant of or the lapse or waiver of restrictions with respect to Stock Awards or the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares. If any such deferral is required or permitted, the Administrator shall establish such rules and procedures for such deferral.

      11.     Adjustments Upon Changes in Capitalization or Change of Control.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

      (b) Change in Control. In the event of a Change in Control, then the following provisions shall apply:

(i) Vesting. Any Award outstanding on the date such Change in Control is determined to have occurred that is not yet exercisable and vested on such date:

(A) shall become fully exercisable and vested on the first anniversary of the date of such Change in Control (the “Change in Control Anniversary”) if the Grantee’s Continuous Status as an Employee or Consultant does not terminate prior to the Change in Control Anniversary;

(B) shall become fully exercisable and vested on the Date of Termination if the Grantee’s Continuous Status as an Employee or Consultant terminates prior to the Change in Control Anniversary as a result of termination by the Company without Cause or resignation by the Grantee for Good Reason; or

(C) shall not become full exercisable and vested if the Grantee’s Continuous Status as an Employee or Consultant terminates prior to the Change in Control Anniversary as a result of termination by the Company for Cause or resignation by the Grantee without Good Reason.

For purposes of this Section 11(b)(i), the following definitions shall apply:

(D) “Cause” means:

(1) A Grantee’s conviction of a crime involving fraud or dishonesty; or

(2) A Grantee’s continued willful or reckless material misconduct in the performance of the Grantee’s duties after receipt of written notice from the Company concerning such misconduct;

provided, however, that for purposes of Section 11(b)(i)(D)(2), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interest of the Company (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled).

(E) “Good Reason” means:

(1) The assignment to the Grantee of any duties inconsistent in any respect with the Grantee’s position (including status, titles and reporting requirement), authority, duties or responsibilities, or any other action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action that is not taken in bad faith and that is remedied by the Company promptly after receipt of written notice thereof given by the Grantee within 30 days following the assignment or other action by the Company;

(2) Any reduction in compensation; or

(3) Change in location of office of more than 35 miles without prior consent of the Grantee.

(ii) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award is outstanding, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Board and give each Grantee the right to exercise his or her Option or SAR as to all or any part of the Covered Stock, including Shares as to which the Option or SAR would not otherwise be exercisable.

(iii) Merger or Asset Sale. Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a merger or sale each outstanding Option or SAR shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or Subsidiary of the successor corporation does not agree to assume the Option or SAR or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the Option or SAR as to all or a portion of the Covered Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or SAR exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Option or SAR shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Covered Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Optioned Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

(iv) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control other than the dissolution or liquidation of the Company, a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a Change in Control, all outstanding Options and SARs, to the extent they are exercisable and vested (including Options and SARs that shall become exercisable and vested pursuant to Section 11(b)(i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options or SARs). These cash proceeds shall be paid to the Grantee or, in the event of death of an Grantee prior to payment, to the estate of the Grantee or to a person who acquired the right to exercise the Option or SAR by bequest or inheritance.

      12.     Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until October 17, 2011, unless terminated earlier under Section 13 of the Plan.

      13.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Furthermore, the Company shall obtain stockholder approval of any modification or amendment of the Plan to the extent that the Board, in its sole and absolute discretion, reasonably determines, in accordance with the requirements of any exchange or quotation system on which the Common Stock is listed or quoted, that such modification or amendment constitutes a material revision or material amendment of the Plan. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

      14.     Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      15. Liability of Company.

      (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (b) Grants Exceeding Allotted Shares. If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

      16.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      17.     Rights of Employees and Consultants. Neither the Plan nor any Award shall confer upon an Grantee any right with respect to continuing the Grantee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

      18.     Sub-plans for Foreign Subsidiaries. The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

SCHEDULE TO THE JABIL CIRCUIT, INC.

2002 STOCK INCENTIVE PLAN

(CONSTITUTING THE COMPANY STOCK OPTION PLAN)

Adopted by the Company by resolution of the Board on April 18, 2002 and approved by the Inland Revenue on May 21, 2002

(Inland Revenue Reference : X22111)

      1.     Definitions and interpretation

      1.1     In this schedule these words and expressions shall have the following meanings:

“Acquiring Company”	where the conditions of paragraph 15 of Schedule 9 are met, such company as shall be at any time the “acquiring company” as defined in that paragraph;

“Adoption Date”	April 18, 2002;

“Associated Company”	the meaning given in Section 187(2) of the Taxes Act;

“Common Stock”	common stock of the Company which satisfies the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9;

“the Company”	Jabil Circuit, Inc., a corporation resident in the United States and incorporated in Delaware;

“Control”	the same meaning as given in Section 840 of the Taxes Act;

“Dealing Day”	any day on which the United States National Stock Exchanges are open for trading;

“Eligible Employee”	any Employee of a Participating Company (provided that in the case of a director, he is required to devote to his duties not less than 25 hours per week (excluding meal breaks)) and is not precluded by paragraph 8 of Schedule 9 from participating in the Plan.

“Market Value”	in relation to a share of Common Stock on any day:

• if the Common Stock is admitted to the New York Stock Exchange, its closing sale price (or the closing bid, if no sales were reported) for the immediately preceding Dealing Day as published in the Wall Street Journal; or

• if the Common Stock is not admitted to the New York Stock Exchange its market value as determined in accordance with Sections 272 and 273 of the Taxation of Chargeable Gains Act 1992 and agreed on or before that date with Inland Revenue Shares Valuation.

For the avoidance of doubt, references in the Plan to “Fair Market Value” shall not apply to Options granted under this schedule.

“New Option”	an Option over Common Stock meeting the requirements of sub-paragraphs 15(3)(a) to (d) of Schedule 9 (but on the basis that the legislation governing the acquisition of shares in the Company is accepted by the Inland Revenue as being directly comparable to a change of control as envisaged in paragraph 15(1) of Schedule 9), granted in consideration for the release of a Subsisting Option within the “appropriate period” (as defined by paragraph 15(2) of Schedule 9);

“Option”	a right to acquire Common Stock granted pursuant to Rule 2.2 or Rule 7.2;

“Option Certificate”	the option certificate in the form set out in Appendix II or in such form as the Committee may determine from time to time;

“Participant”	a person who has been granted an Option under this schedule or (where the context admits) his legal personal representative(s);

“Participating Company”	the Company and any company which is under the Control of the Company and which the Committee has resolved shall participate in the Plan;

“Plan”	the Jabil Circuit, Inc. 2002 Stock Incentive Plan;

“Schedule 9”	Schedule 9 to the Taxes Act;

“Subsisting Option”	an Option which has been granted and which has not been lapsed, surrendered, renounced or exercised in full;

“Taxes Act”	the Income and Corporation Taxes Act 1988.

      1.2     In the event of any ambiguity or conflict arising between the terms of this schedule and those of the Plan, in relation to Options granted under this schedule, the terms of this schedule shall prevail as between the Participating Companies and Optionees.

      2.     Grant of options

      2.1     For the purposes of Options granted under this schedule the powers of the Administrator as set out at section 4(b) of the Plan shall not apply and section 4(b) of the Plan shall be replaced by paragraphs 2.2 to 2.11 below.

      2.2     Options may be granted by the Committee under this schedule to Eligible Employees, with references to Non statutory Stock options in section 6 of the Plan including Options granted under this schedule, subject to the terms and conditions of the Plan as amended by this schedule. For the avoidance of doubt, Options granted under this schedule may not be granted to “Consultants” as referred to in the Plan.

      2.3     For Options granted under this schedule section 6(c) of the Plan shall not apply. The Exercise Price of Options granted under this schedule shall be determined by the Committee on or prior to the Date of Grant, being not less than the greater of:

2.3.1 the Market Value of a share of Common Stock on the Date of Grant ; and

2.3.2 the par value of a share of Common Stock;

but subject to any adjustment made pursuant to paragraph 5 of this schedule.

      2.4     Any conditions to which an Option granted under this schedule may be subject under section 6(d) of the Plan:

2.4.1 shall be based on such objective terms, conditions and/or provisions as the Committee shall determine PROVIDED THAT the availability for exercise of such an Option at a relevant time is not dependant on the discretion of any person; and

2.4.2 shall be specified on the Date of Grant and shall be set out in full and enclosed with or endorsed on the Option Certificate.

      2.5     Where events happen which cause the Committee to consider that any terms, conditions and/or provisions imposed in accordance with section 6(d) of the Plan no longer represent a fair measure of performance the Committee may vary the terms, conditions and/or provisions to the extent that it considers appropriate PROVIDED that it reasonably considers the terms, conditions and/or provisions as varied or amended are no more or less difficult to satisfy and FURTHER PROVIDED THAT the Participants are given notice in writing of the variation as soon as practicable.

      2.6     Options granted under this schedule shall, subject to the other terms of this schedule, be subject to the provisions of the Plan and, for the avoidance of doubt, shall be taken into account when calculating the applicable number of shares of Common Stock for the purpose of section 3 of the Plan.

      2.7     Any Eligible Employee to whom an Option is awarded shall be entitled within 14 days of receipt of the corresponding option certificate by written notice to the Company to decline to accept the Option and upon receipt of such notice by the Company the Option shall lapse.

      2.8     Options granted under this schedule may not be transferred in any other manner than by will. The provisions under section 5(h) of the Plan allowing the transfer of options by other means shall not apply to Options granted under this schedule.

      2.9     For the avoidance of doubt, references in the Plan to “Incentive Stock Options”, “Stock Purchase Rights”, “Stock Appreciation Rights”, “Stock Awards”, “Performance Units” and “Performance Shares” shall not apply to Options granted under this schedule.

      2.10     The words “or such other later date as is determined by the Administrator” in Section 2(o) shall not apply for the purposes of Options granted under this schedule.

      2.11     No Option shall be granted under this schedule at a date more than ten years from the Adoption Date.

      3.     Individual limits

      3.1     No Option shall be granted under this schedule to an Eligible Employee at any time if it would result in the aggregate of the Market Value (calculated on the date when the rights were acquired) of all the shares of Common Stock which he may acquire on the exercise of any option which has been granted to him under:

3.1.1 this schedule; and

3.1.2 any other stock option schemes adopted by the Company or an Associated Company and approved by the Inland Revenue excluding any savings-related stock option scheme approved under Schedule 9;

exceeding in amount £30,000 PROVIDED THAT no account shall be taken of any such options which have been exercised or have lapsed.

      3.2     Any Option granted under this schedule to a Participant shall be limited and take effect so that it is over the maximum number of shares of Common Stock which, when multiplied by the relevant Market Value, does not exceed the limits contained in this Rule 3.

      3.3     The Market Value of shares shall be calculated as at the time the Options in relation to those shares were granted or such earlier time as may have been agreed in writing with the Board of Inland Revenue.

      4.     Exercise of options

      4.1     An Option granted under this schedule cannot be exercised if at the date of exercise the Participant is precluded by paragraph 8 of Schedule 9 from participation in the Plan.

      4.2     For Options granted under this schedule sections 6(e)) and 6(f) of the Plan shall not apply. Instead, an Option may be exercised in whole or in part (but not for a fraction of a share of Common Stock), by the delivery to the Secretary of the Company or his office of:

4.2.1 a notice of exercise in the form prescribed by the Company duly completed and signed by the Participant (or by his duly authorised agent), stating the number of shares of Common Stock over which the Option is then to be exercised;

4.2.2 a cheque or cash for the Exercise Price payable in respect of each of the shares of Common Stock over which the Option is to be exercised;

PROVIDED THAT the Committee may in its discretion allow the exercise of an Option in any other manner which is unambiguous and substantially equivalent and accompanied by a remittance for the Exercise Price payable in respect of the Common Stock over which the Option is exercised. For the avoidance of doubt, any alternative manner of exercise will be subject to the prior approval of the Inland Revenue.

      4.3     Stock to be issued pursuant to the exercise of an Option granted under this schedule shall be allotted to the Participant within 30 days following the date of effective exercise of the Option.

      4.4     References in section 5(f)(i) of the Plan to the exercise of Options by persons other than the personal representatives of the Participant’s estate shall not apply in respect of Options granted under this schedule.

      4.5     If on exercise of an Option granted under the schedule the Participant would be liable to tax, duties or other amounts on such exercise and his employer or former employer being the Company, or any Subsidiary thereof, is liable to make a payment to the appropriate authorities on account of that liability no option shall be exercisable unless, prior to the proposed exercise, the Participant shall either:

4.5.1 grant to the Company the irrevocable authority, as agent of the Participant and on his behalf, to sell or procure the sale of sufficient of the Shares subject to Option so that the net proceeds payable to the Company are so far as possible equal to but not less than the amount payable to the appropriate authorities so that the Company may then pay over the proceeds from the sale to the Participant’s employing company and the Participant’s employing company shall pay any income tax due on the exercise of the Option and account to the Participant for any balance; or

4.5.2 make alternative arrangements to the satisfaction of the Company or the Participant’s employing company and the Company is informed by the Participant’s employing company that the arrangements are satisfactory; or

4.5.3 pay to the Company or as appropriate the Participant’s employing company in Pounds Sterling (whether by cheque or by banker’s draft) the amount necessary to satisfy such liabilities.

      5.     Adjustments to reflect changes in capital structure

      5.1     Section 11(a) of the Plan will not apply to Options granted under this schedule at a time when the Plan and this schedule are and are intended to remain approved by the Inland Revenue under Schedule 9, in which case paragraph 5.2 shall apply.

      5.2     Subject to paragraph 5.1, in the event of any capitalisation issue or rights issue (which expression shall be deemed to include a variation in share capital having an effect similar to a rights issue) or any reduction, sub-division or consolidation of share capital of the Company by which the rights of the stockholders are altered, the number of shares of Common Stock comprised in any Option and/or the Exercise Price shall be adjusted by the Committee in such manner as it in its absolute discretion determines to be appropriate PROVIDED ALWAYS THAT:

5.2.1 any such adjustment is subject to the prior written agreement of the Board of Inland Revenue; and

5.2.2 the Exercise Price shall not be adjusted below the par value of a share of Common Stock.

      5.3     The Committee may take such steps as it considers necessary to notify Participants of any adjustment made under this paragraph 5 and to call in, cancel, endorse or re-issue any Option Certificate consequent on such adjustment.

      6.     Amendments to the plan and to Options

      6.1     If any alteration or addition is made at a time when the Plan and this schedule are and are intended to remain approved by the Inland Revenue under Schedule 9 such alteration or addition shall not have effect until it has been approved by the Inland Revenue.

      6.2     The words “unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company” in Section 13(c) of the Plan shall not apply in respect of Options granted under this Schedule.

      6.3     Save for paragraph 3 of this schedule, any amount referred to in this Plan shall be in US dollars and any conversion or translation from any other currency into US dollars or from US dollars into any other currency shall take place at the rates specified by the Committee based on the prevailing published exchange rates at the relevant time.

      7.     Change of control

      7.1     Section 5(g) of the Plan shall not apply for the purposes of Options granted under this schedule.

      7.2     Sections 11(b)(iii) and 11(b)(iv) of the Plan shall be disapplied for the purposes of Options granted under this schedule and shall be replaced by the following:

If there is a “Change in Control” of the Company as such expression is defined in Section 2(f) of the Plan:

7.2.1 provided that the circumstances of the “Change in Control” are such that a New Option can be offered, the Participant may, if the Acquiring Company so agrees, release any Option he holds which has been granted under the schedule and in consideration for the grant of a New Option.

A New Option issued in consideration of the release of an Option granted under this schedule shall be evidenced by an Option Certificate which shall import the relevant provisions of this schedule.

A New Option shall, for all the other purposes of this schedule, be treated as having been acquired at the same time as the corresponding released Option;

7.2.2 if a participant is not offered a New Option, the Administrator shall, in lieu of the grant of a New Option, provide for the Participant to have the right to exercise his or her Option as to all of the Covered Stock. If the Administrator makes an Option exercisable in lieu of the grant of a New Option, the Administrator shall notify the Participant that the Option shall be fully exercisable for a period of 15 days from the date of such notice and the Option will terminate upon the expiration of such period.

      7.3     References to Participating Company shall continue to be construed as if references to the Company were references to Jabil Circuit, Inc.

JABIL CIRCUIT, INC.

ADDENDUM TO THE TERMS AND CONDITIONS OF
THE JABIL CIRCUIT, INC. 2002 STOCK INCENTIVE PLAN
FOR GRANTEES RESIDENT IN FRANCE

      Scope of Addendum: By way of this addendum, the Board of Directors amends the Jabil Circuit, Inc. 2002 Stock Incentive Plan (Plan) for Participants resident of France, in order to qualify the stock option agreement under the French law of 70-1322 of December 31, 1970, codified in articles L225-177 to L225-187-1 of the “Code de Commerce” (French Commercial Code).

      The following provisions shall apply to all Options currently outstanding under the Plan that are held by Grantees resident of France.

      1.     Eligibility: Eligible Grantees under this Addendum shall be limited to Employees selected by the Committee or the Board of Directors to receive options. Employees are further defined in the Plan to be regular employees of Jabil Circuit, Inc. and its subsidiary, “the Company”, for whom income tax is withheld by the Company or social security contributions are made by the Company.

      Notwithstanding any other provision of the Plan, options granted to any Grantee not employed by the Company at the date of the grant will not be deemed to have been granted pursuant to this Addendum.

      2.     Shares subject to the Plan: Notwithstanding any other provision of the Plan, the total number of options granted but not yet exercised cannot give the right to subscribe to a number of shares in excess of one third ( 1/3) of the share capital of the Company. Options granted giving the right to subscribe to a number of shares in excess of  1/3 of the share capital of the Company will not be deemed to have been granted pursuant to this Addendum.

      3.     Grant:

•	Notwithstanding any other provision of the Plan, no Options shall be granted to any Grantee holding shares of Common Stock representing 10% or more of the Company’s share capital. Options granted to any Grantee holding shares of Common Stock representing 10% or more of the Company’s capital will not be deemed to have been granted pursuant to this Addendum.

•	Time limit for granting Options: Options on shares of Common Stock shall not be granted beyond March 24, 2005, being 38 months from the date the Plan received shareholder approval. Should Options relating to shares of Common Stock be granted more than 38 months after the date the Plan received shareholder approval, then such grants shall not be deemed to have occurred pursuant to this Addendum.

      4.     Option Price:

•	For Options granted while the Company is quoted on a recognized exchange: Notwithstanding any other provision of the Plan, the option price shall not be less than 80% of the average of the market value of Common Stock on the 20 trading days preceding the date of grant or 80% of the average purchase price of the Common Stock. Any option issued under the plan having an Option Price less than 80% of the average of the market price of a share of Common Stock on the 20 trading days preceding the date of grant or 80% of the average purchase price of these shares shall not be deemed to have been granted under this Addendum.

•	Modification of the Option price: Notwithstanding any other provision of the Plan, the option price is not subject to modification and shall be adjusted only upon:

•	the following circumstances:

—	Certain capital increases

—	Issuance of convertible securities

—	Distributions of retained earnings in cash or shares held by the company

—	Capital reductions due to losses

•	OR with the express consent of the option holder.

Should the option price for any option grant be modified under conditions other than those stated above, such modifications shall not be deemed to have occurred. Furthermore, notwithstanding any other provision of the Plan, the Committee or Board of Directors shall not have the right to prescribe, amend or rescind the terms of any existing stock option grant previously granted to a Grantee without the express written consent of the Grantee. Modifications made by the Committee or the Board of Directors including the prescription, amendment or rescinding of the terms of any existing stock option grant previous granted to a Grantee without the express written consent of the Grantee shall be deemed not to have occurred.

      5.     Transferability: Notwithstanding any other provision of the Plan:

•	Options issued pursuant to this Addendum are not transferable.

•	Upon the death of a Grantee, to the extent Options were exercisable by the Grantee at the date of death, all such Options shall remain exercisable for a period of six months from the date of the Grantee’s death. To the extent that any Options are exercised under the above conditions after a period of six months from the date of the Grantee’s death, such exercise will be deemed not to have occurred pursuant to this Addendum.

      6.     Restriction on Sale: Notwithstanding any other provision of the Plan, the Company reserves the right to restrict the sale of any Common Stock acquired through the exercise of an Option for a period not to exceed three years from the date the Option is exercised. However, this restriction shall not apply in the case of retirement or termination, if the Grantee exercises the option at least 3 months prior to the date of retirement or termination.

      7.     Lock-Up Period for Grant: Notwithstanding any other provision of the Plan, no options shall be granted during the period commencing ten (10) business days before and ending ten (10) business days after (1) the publication of the Annual Financial Report, or (2) the release of Company information that may impact share value.

1183-PS-03

DETACH HERE

PROXY

JABIL CIRCUIT, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints ROBERT L. PAVER and CHRIS A. LEWIS, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the common stock of Jabil Circuit, Inc., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Jabil Circuit, Inc., to be held at The Vinoy Country Club, Sunset Ballroom, 600 Snell Isle Boulevard, St. Petersburg, Florida 33704, on Tuesday, January 13, 2004, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the Notice and Proxy Statement for said Annual Meeting and in their discretion upon all other matters that may properly come before said Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE
SIDE

YOU MAY VOTE BY INTERNET OR BY MAIL. PLEASE NOTE, ALL VOTES CAST BY THE INTERNET MUST BE CAST PRIOR TO 11:59 P.M. EASTERN STANDARD TIME, JANUARY 12, 2004.

To Vote by Internet:	To Vote by Mail:

It’s fast, convenient, and your vote is immediately confirmed and posted	Please return your proxy in the enclosed Business Reply Envelope to: Proxy Services c/o EquiServe Trust Company N.A. P.O. Box 8078 Edison, New Jersey 08818-9350

     Follow these four steps, which comply with Delaware law regarding proxies granted by means of electronic transmission:

     1.    Read the accompanying Proxy Statement and Proxy Card.

     2.    Go to the Web site http://www.eproxyvote.com/jbl

     3.    Have the Proxy Card you received in hand when accessing the site.

     4.    Follow the instructions provided.

     DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY INTERNET.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically via the Internet helps reduce Jabil’s mailing and printing costs. To receive future proxy materials electronically, if made available by Jabil, go to: http://www.econsent.com/jbl and follow the instructions provided. Your participation in this program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time by going to: http://www.econsent.com/jbl on the Internet.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

1. Election of Directors			FOR	AGAINST	ABSTAIN
NOMINEES:	(01) William D. Morean, (02) Thomas A. Sansone, (03) Timothy L. Main, (04) Lawrence J. Murphy, (05) Mel S. Lavitt, (06) Steven A. Raymund, (07) Frank A. Newman and (08) Laurence S. Grafstein.	2. To approve amendments to the Jabil Circuit, Inc. 2002 Stock Incentive Plan to (i) provide for an increase the aggregate number of shares of Jabil common stock that may be subject to future awards under the Plan as of November 14, 2003 from 1,512,705 to 11,512,705 shares, (ii) prohibit the repricing of outstanding stock options granted pursuant to the Plan, and (iii) require stockholder approval for certain amendments to the Plan.	☐	☐	☐

FOR ☐ ALL NOMINEES	WITHHELD ☐ FROM ALL NOMINEES	3. To ratify the selection of KMPG LLP as independent auditors for Jabil.	☐	☐	☐

☐ For all nominees except as noted on the line above by specifying the number next to such nominee’s name		4. With discretionary authority on such other matters as may properly come before the Annual Meeting.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	☐

The Annual Meeting may be held as scheduled only if a majority of the shares outstanding are represented at the Annual Meeting by attendance or proxy. Accordingly, please complete this proxy, and return it promptly in the enclosed envelope.

Please date and sign exactly as your name(s) appear on your shares. If signing for estates, trusts, partnerships, corporations or other entities, your title or capacity should be stated. If shares are held jointly, each holder should sign.

DATED:

-------------------------------------------------- Signature

-------------------------------------------------- Signature if held jointly